UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021 (July 14, 2021)

MARKFORGED HOLDING CORPORATION.

(Exact name of registrant as specified in its charter)

Delaware	001-39453	98-1545859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of principal executive offices, including zip code)

(866) 496-1805

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MKFG	New York Stock Exchange
Warrants to purchase one share of common stock at an exercise price of $11.50	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Markforged Holding Corporation, a Delaware corporation (the “Company”), filed on July 20, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report) between the Company and MarkForged, Inc. (“Legacy Markforged”).

This Amendment No. 1 is being filed in order to include (a) the unaudited condensed consolidated financial statements of Legacy Markforged as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Markforged for the three and six months ended June 30, 2021 and 2020 and (c) the unaudited pro forma condensed combined financial information for the Company as of June 30, 2021 and for the six months ended June 30, 2021 and the year ended December 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited condensed consolidated financial statements of Legacy Markforged as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto are set forth in the Company’s Registration Statement on Form S-1 dated August 12, 2021 beginning on page F-2 and are incorporated herein by reference. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Markforged for the three and six months ended June 30, 2021 and 2020 are set forth in the Company’s Registration Statement on Form S-1 dated August 12, 2021 beginning on page 82 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information for the Company as of June 30, 2021 and for the six months ended June 30, 2021 and the year ended December 31, 2020 are set forth in the Company’s Registration Statement on Form S-1 dated August 12, 2021 beginning on page 60 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: August 12, 2021	By:	/s/ Mark Schwartz
Mark Schwartz
Chief Financial Officer